UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 29, 2017
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada
(Address of principal executive offices)

(725) 222-8281
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement and Convertible Note

On December 29, 2017, Monster Arts, Inc., a Nevada corporation (the “Company”) and Flight Time Aviation Group, Inc. an Albert Canada corporation (“Flight Time”), executed an Asset Purchase Agreement (“APA”) whereby the Company acquired all of the assets associated and related to Flight Time’s cloud-based aviation application and software branded as CaminoAero (the “Acquisition”). More information regarding CaminoAero can be found on their website at www.CamineAero.com.

The Acquisition had a purchase price of $220,000 (the “Purchase Price”) consisting of a one-time cash payment in the amount of $20,000 USD (the “Cash Payment”) and a convertible promissory note in the amount of $200,000 USD (the “Note”). The Note has been issued to Flight Time upon the signing of the APA and the Company has until February 15, 2018 to make the Cash Payment. The APA contains customary representations, warranties and covenants by, among and for the benefit of the parties

The Note matures on December 29, 2018 and accrues interest at the rate of eight percent (8%) per annum and may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. The Note shall be convertible into shares of the Company’s common stock from time to time if not paid on or before the maturity date, at Flight Time’s sole option, upon five (5) days written notice to the Company of Flight Time’s desire to convert such Note into shares of common stock at the rate of 50% of the five-day average closing price that is immediately prior to the day the notice is delivered to the Company.

Item 2.03     CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.      UNREGISTERED SALES OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.1	Asset Purchase Agreement by and between the Company and Flight Time Aviation Group, Inc. and Convertible Promissory Note dated December 29, 2017 (1)

(1)        Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2018

MONSTER ARTS, INC.

By:	/s/ Michael Gelmon
Michael Gelmon Chief Executive Officer